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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 15, 2006

                          ----------------------------


                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
              (Address of Principal Executive Offices and zip code)

                                 (323) 725-5555
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 15, 2006, Blue Holdings, Inc. (the "Registrant") entered into a Joint Venture Agreement with Philippe Naouri and Alexandre Caugant, the members of Life & Death, LLC ("L&D"), pursuant to which the Registrant acquired 50% of the membership interests of L&D. L&D designs, develops, manufactures and distributes knit apparel under the brand "Life and Death."

         The Registrant will make a capital contribution to L&D equal to the aggregate capital contributed by each of Philippe Naouri and Alexandre Caugant to L&D through September 15, 2006. The Registrant currently estimates this amount to be approximately $250,000. The Registrant will not be required to make additional capital contributions to L&D unless the Registrant consents thereto and such additional capital contributions apply to all members on a pro rata basis.

         The Registrant issued a press release announcing its entry into the Joint Venture Agreement. A copy of the press release is being furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on September 18, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE HOLDINGS, INC.


Date:  September 21, 2006             By:  /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
--------------     -------------------------------------------------------------

     99.1          Press Release issued by the Registrant on September 18, 2006.


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